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                          SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, D.C. 20549


                                       FORM 8-K


                                    CURRENT REPORT
                          PURSUANT TO SECTION 13 OR 15(D) OF
                         THE SECURITIES EXCHANGE ACT OF 1934



         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  DECEMBER 30, 1997
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                          LUND INTERNATIONAL HOLDINGS, INC.
                (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


             DELAWARE               000-16319             41-1568618
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          (STATE OR OTHER          (COMMISSION         (I.R.S. EMPLOYER
          JURISDICTION OF          FILE NUMBER)        IDENTIFICATION NO.)
          INCORPORATION)


                        911 LUND BOULEVARD, ANOKA, MN   55303
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                 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)  (ZIP CODE)


          REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (612) 576-4200
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     ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.
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               On December 30, 1997, a wholly-owned subsidiary of the
     registrant, Zephyros Acquisition Corporation, a Delaware corporation ("Purchaser"), closed the acquisition (the "Acquisition") of 4,742,411 shares of Common Stock (the "Purchased Shares") of Deflecta-Shield Corporation, a Delaware Corporation (the "Company"), for per share consideration of $16.00 net to the holders of the Purchased Shares in cash (the "Offer Price"), or total consideration of $75,878,576, upon the terms and conditions set forth in the Offer to Purchase, dated November 28, 1997 (the "Offer to Purchase"), and the related Letter of Transmittal (together with the Offer to Purchase, the "Offer"). The Offer was made pursuant to the Agreement and Plan of Merger, dated as of November 25, 1997, by and among the registrant, Purchaser and the Company (the "Merger Agreement").

               The Purchased Shares represented approximately 98.8% of the issued and outstanding shares of Common Stock of the Company as of December 30, 1997. Pursuant to the terms of the Merger Agreement, Purchaser will be merged with and into the Company (the "Merger"), with the Company surviving the Merger. In the Merger, the holders of the remaining shares of Common Stock of the Company as of the effective time of the Merger (other than the registrant and its affiliates) will receive an amount per share in cash equal to the Offer Price, without interest thereon. The shares of Common Stock of Purchaser outstanding immediately prior to the Merger shall be converted into shares of Common Stock of the Company.

               The funds for the purchase of the Purchased Shares were obtained from (i) an equity investment in the registrant of approximately $30 million from an affiliate of Harvest Partners, Inc., (ii) a loan to Purchaser of approximately $41 million from Heller Financial, Inc. ("Heller"), pursuant to the Tender Offer Loan Agreement, dated as of December 30, 1997 (the "Loan Agreement"), by and among the registrant, Purchaser and Heller, as agent for the lenders and as lender, and (iii) working capital of the registrant. The current interest rate for the loan is the Base Rate (which, generally, is defined in the Loan Agreement to mean the rate of interest from time to time published by the Board of Governors of the Federal Reserve System as the "Bank Prime Loan" rate in Federal Reserve Statistical Release H.15(519)) plus 1.5% per annum. To secure their obligations under the Loan Agreement, the registrant pledged its shares of stock in certain of its subsidiaries and Purchaser pledged the Purchased Shares. In addition, borrowings under the Loan Agreement are required to be repaid not later than the earlier to occur of (i) the Merger or (ii) June 30, 1998 (the "Termination Date"). If such borrowings are not repaid by the Termination Date, then the interest rate will be equal to the then applicable Interest Rate plus 2% per annum, provided that for each 90 day period that borrowings are not so paid (the first such period to commence on the 91st day after the Termination Date), beginning on the first day of such period, the interest rate (as increased) shall increase by an additional 1% percent per annum (not to exceed 18% per annum).

               If the Termination Date has occurred and the interest rate under the Loan Agreement is equal to 18% per annum at any time, Heller would be entitled to purchase shares of the registrant's Common Stock pursuant to the Warrant to Purchase Common Stock of Lund International Holdings, Inc., dated December 30, 1997 (the "Warrant"), initially equal to 2% of the fully


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     diluted shares, as defined in the Warrant, of the registrant, subject to increase by an additional 2% of the fully diluted shares on the first day of each succeeding calendar quarter until all amounts owing under the Loan Agreement are paid in full. The initial warrant price is $.01 per share of the Common Stock of the registrant.

               The statements in this Item 2 are intended to summarize the transactions and documents referred to in this Item 2. Such statements are qualified in their entirety by reference to the exhibits listed in Item 7 hereof.


     ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS
     ------    ---------------------------------

          (b)  Pro Forma Financial Statements

               The unaudited pro forma financial statements of the Company giving effect to the Merger will be filed within 60 days of January 14, 1997, the day that this report was due to be filed.

          (c)  Exhibits:

               1. Agreement and Plan of Merger, dated as of November 25, 1997, by and among the Parent, the Purchaser and the Company.*

               2. Stockholder Agreement, dated November 25, 1997, by and between the Parent and Mark C. Mamolen.*

               3. Stockholder Agreement, dated November 25, 1997, by and between the Parent and Charles S. Meyer.*

               4. Tender Offer Loan Agreement, dated as of December 30, 1997, by and among the registrant, Purchaser and Heller, as agent and as lender.

               5. Guaranty of Payment, dated as of December 30, 1997, by the registrant in favor of Heller, as agent for the benefit of the lender.

               6. Pledge Agreement, dated as of December 30, 1997, by the registrant in favor of Heller, as agent for the benefit of the lenders.

               7. Borrower Pledge Agreement, dated as of December 30, 1997, by Purchaser in favor of Heller, as agent for the benefit of the lenders.

               8. Warrant to Purchase Common Stock of Lund International Holdings, Inc., dated December 30, 1997.

               9. Tender Offer Note, dated as of December 30, 1997, by Purchaser for the maximum amount of $41 million.


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               10.  Press Release, dated December 30, 1997.



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     *Incorporated herein by reference to file number 005-44017.




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                                      SIGNATURE


               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   LUND INTERNATIONAL HOLDINGS, INC.



                                   By:  /s/ William J. McMahon
                                      ------------------------------------
                                        Name:  William J. McMahon
                                        Title:  President


     Dated:  January 14, 1998




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                                EXHIBIT INDEX


     Exhibit      Description
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       4.         Tender Offer Loan Agreement, dated as of December 30, 1997, by and among the registrant, Purchaser and Heller, as agent and as lender.

       5. Guaranty of Payment, dated as of December 30, 1997, by the registrant in favor of Heller, as agent for the benefit of the lender.

       6. Pledge Agreement, dated as of December 30, 1997, by the registrant in favor of Heller, as agent for the benefit of the lenders.

       7. Borrower Pledge Agreement, dated as of December 30, 1997, by Purchaser in favor of Heller, as agent for the benefit of the lenders.

       8. Warrant to Purchase Common Stock of Lund International Holdings, Inc., dated December 30, 1997.

       9. Tender Offer Note, dated as of December 30, 1997, by Purchaser for the maximum amount of $41 million.

      10.         Press Release, dated December 30, 1997.